                                                                    EXHIBIT 10.8

                    AMENDMENT NO. 1 TO TAX SHARING AGREEMENT

            THIS AMENDMENT NO. 1 TO TAX SHARING AGREEMENT (this "AMENDMENT") is dated as of June 24, 2005 by and between Danielson Holding Corporation, a Delaware corporation (hereinafter. referred to as "PARENT"), Covanta Energy Corp. ("COVANTA"), a Delaware corporation and Covanta Power International Holdings, Inc., a Delaware Corporation ("COVANTA INTERNATIONAL").

                                   WITNESSETH

            WHEREAS, the parties hereto entered into the Tax Sharing Agreement, dated as of March 10, 2004 (the "Tax Sharing Agreement") and, in connection with the acquisition by Covanta of American Ref-Fuel Holdings Corp. ("Ref"), the parties desire to amend the Tax Sharing Agreement;

            NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

      1. Definitions.

            All capitalized terms used herein shall, unless otherwise defined herein, have the respective meanings set forth in the Tax Sharing Agreement.

      2. Amendment.

            The Tax Sharing Agreement is hereby amended as follows:

            (a) For all tax periods ending after the date of this Amendment, the Covanta Subgroup shall include Ref and all present and future subsidiary entities of Ref which are or become part of the Affilated Group and each of Ref and such susidiary entities shall be a Subgroup Member. All such entities shall be deemed to be included on Exhibit A to the Tax Sharing agreement.

            (b) All references in the Tax Sharing Agreement to $556,399,000 shall be deleted and replaced with $643,048,486 and all references in the Tax Sharing Agreement to $571,846,000 shall be deleted and replaced with $680,177,000. Appendix C to the Tax Sharing Agreement shall be deleted and replaced with the revised Appendix C attached hereto.

      3. Continuity. Except as amended by this Amendment, the Tax Sharing Agreement remains in full force and effect.

      4. Entire Agreement. This Amendment and the Tax Sharing Agreement contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein.

      5. Successors. This Amendment shall be binding upon and inure to the benefit of any successor, whether by statutory merger, acquisition of assets, or otherwise, to any of the parties hereto, to the same extent as if the successor had been an original party to the agreement.

      6. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives on the first date mentioned herein.

                                      DANIELSON HOLDING CORPORATION

                                      By: /s/ ANTHONY J. ORLANDO
                                          --------------------------------------
                                            Name: Anthony J. Orlando
                                            Title: President and Chief Executive
                                                     Officer

                                      COVANTA ENERGY CORP.

                                      By: /s/ ANTHONY J. ORLANDO
                                          --------------------------------------
                                            Name: Anthony J. Orlando
                                            Title: President and Chief Executive
                                                     Officer

                                      COVANTA POWER INTERNATIONAL HOLDINGS, INC.

                                      By: /s/ ANTHONY J. ORLANDO
                                          --------------------------------------
                                            Name: Anthony J. Orlando
                                            Title: President and Chief Executive
                                                     Officer

                                   Appendix C

                    Schedule of Expiring Net Operating Losses

Year of Expiration      Amount Expiring (rounded)
------------------      -------------------------
2004                          $ 69,947,000
2005                           106,225,000
2006                            92,355,000
2007                            89,790,000
2008                            31,688,000
2009                            39,665,000
2010                            23,600,000
2011                            19,755,000
2012                            38,255,000
2019                            33,635,000
2022                            26,931,000
2023                           108,331,000

                              -------------
Total                         $ 680,177,000
                              -------------

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